Exhibit 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incoporation by reference in this Post-Effective Amendment No. 4 to Registration Statement No. 333-48929 on Form N-1A of our report dated May 9, 2001 appearing in the March 31, 2001 Annual Report of Merrill Lynch Global Technology Fund, Inc., and to the reference to us under the caption “Financial Highlights” in the Prospectus, which is a part of such Registration Statement.

/s/ Deloitte & Touche LLP New York, New York June 22, 2001